UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-07896

                          GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Rising Income and Dividend Fund Annual Report — December 31, 2015
Mario J. Gabelli, CFA
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund increased 0.6% compared with an increase of 3.8% and a decrease of 0.9% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Index, respectively. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

Increased volatility featured again in 2015. Markets began the year strongly, fueled by monetary easing by the European Union and Japan and a speculative bubble in China. The summer months saw the Standard & Poor’s 500 Index decline 12%, its first correction in three years. Declining commodity prices, a collapse in China, and trepidation at the onset of a rate hiking cycle by the Federal Reserve, were to blame. The market retraced its losses in October and took the December rate hike in stride, but the aforementioned concerns returned at year end, leaving December in the red.

The world exited 2015 with China decelerating to sub 7% official growth, Japan sinking into its second recession in as many years and commodity driven countries such as Russia and Brazil experiencing depression conditions; the U.S. and Europe muddled along at 1%-2%.

For the year, 12 of 23 major MSCI National Indices provided positive returns. Countries posting positive returns for 2015 were led by Denmark (+23.4%), followed by Ireland (+16.5%), Belgium (+12.1%), Israel (+10.4%), Japan (+9.6%), Austria (+3.5%), Italy (+2.3%), Finland (+2%), the Netherlands (+1.3%), Portugal (+0.9%), the United States (+0.7%) and Switzerland (+0.4%). Countries posting negative returns for 2015 were led by Canada (-24.2%), followed by Singapore (-17.7%), Spain (-15.6%), Norway (-15%), Australia (-10%), Hong Kong (-0.5%) and France (-0.1%). Within the 21 MSCI Emerging Market National Indices, only Hungary (+33.1%) posted a positive yearly result. Of the four largest markets, Russia (unchanged) posted the best yearly return, followed by India (-7.4%), China (-10%) and Brazil (-43.4%).

Selected holdings that contributed positively to performance in 2015 were Davide Campari-Milano SpA., (1.3% of net assets as of December 31, 2015), a leading beverage company which is currently the sixth largest player worldwide in the premium spirits industry; Cable and Wireless Communications plc. (CWC), (1.2%) a full service communications provider operating in the Caribbean and Panama. On November 16, Liberty Global made an offer to acquire CWC for total consideration of $8.2 billion, comprised of $2.7 billion in assumed debt and $5.5 billion in equity; and CHR Hansen Holding A/S., (1.0%) a global bioscience company that develops natural ingredient solutions for food, nutritional, pharmaceutical, and agricultural industries.

Some of our weaker performing securities were Millicom International Cellular SA, (1.5%) headquartered in Luxembourg, a wireless carrier serving over 60 million mobile customers in twelve countries in Latin America and Africa, primarily under the brand name Tigo. It also operates cable and fixed-broadband businesses in eight countries in Latin America; Jardine Strategic Holdings, Ltd., (1.0%) a holding company that owns businesses including luxury lodging company Mandarin Oriental International Ltd.; and Jardine Matheson Holdings Ltd., (0.8%), founded as a trading company, presently acts as a management company for the holding company Jardine Strategic Holdings Ltd.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(2/3/94)
Class AAA (GAGCX)	0.59%	2.64%	1.87%	2.53%	4.31%
Bank of America Merrill Lynch Global 300 Convertible Index	3.81	7.03	6.15	5.14	N/A(d)
MSCI World Index	(0.87)	7.59	4.98	4.04	6.31(e)
Lipper Convertible Securities Fund Average	(3.90)	5.74	5.97	5.35	7.22
Class A (GAGAX)	0.41	2.62	1.87	2.54	4.34
With sales charge (b)	(5.37)	1.42	1.27	2.14	4.05
Class C (GACCX)	(0.37)	1.19	0.75	1.58	3.66
With contingent deferred sales charge (c)	(1.37)	1.19	0.75	1.58	3.66
Class I (GAGIX)	0.60	2.90	2.07	2.66	4.41

In the current prospectuses dated April 30, 2015, the gross expense ratios for Class AAA, A, C, and I Shares are 2.11%, 2.11%, 2.86%, and 1.86%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 2.02%, 2.02%, 2.77%, and 1.77%, respectively. See page 11 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Index is an unmanaged adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.

(e)	MSCI World Index since inception performance is as of January 31, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Rising Income and Dividend Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Global Rising Income and Dividend Fund

Actual Fund Return
Class AAA	$1,000.00	$ 987.10	1.19%	$ 5.96
Class A	$1,000.00	$ 985.30	1.58%	$ 7.91
Class C	$1,000.00	$ 981.80	2.34%	$11.69
Class I	$1,000.00	$ 986.40	1.30%	$ 6.51
Hypothetical 5% Return
Class AAA	$1,000.00	$1,019.21	1.19%	$ 6.06
Class A	$1,000.00	$1,017.24	1.58%	$ 8.03
Class C	$1,000.00	$1,013.41	2.34%	$11.88
Class I	$1,000.00	$1,018.65	1.30%	$ 6.61

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The Gabelli Global Rising Income and Dividend Fund

U.S. Government Obligations	25.4%
Financial Services	17.0%
Food and Beverage	12.4%
Diversified Industrial	6.7%
Telecommunications	4.9%
Specialty Chemicals	3.5%
Cable and Satellite	3.2%
Wireless Communications	2.7%
Electronics	2.7%
Health Care	2.1%
Automotive: Parts and Accessories	2.1%
Building and Construction	2.1%
Business Services	1.5%
Energy and Utilities	1.4%
Semiconductors	1.4%
Consumer Products	1.4%

Hotels and Gaming	1.3%
Publishing	1.2%
Automotive	1.1%
Machinery	0.7%
Entertainment	0.7%
Retail	0.6%
Equipment and Supplies	0.6%
Computer Software and Services	0.6%
Energy and Energy Services	0.6%
Metal and Mining	0.6%
Real Estate Investment Trust	0.5%
Consumer Staples	0.2%
Consumer Services	0.1%
Broadcasting	0.0%*
Other Assets & Liabilities (Net)	0.7%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2015

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 3.3%
	Automotive — 0.5%
	Navistar International Corp., Sub. Deb.,
$ 200,000	4.500%, 10/15/18	$199,417	$99,625
300,000	4.750%, 04/15/19	300,000	144,750

		499,417	244,375

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Escrow, Sub. Deb., Zero Coupon, 02/11/20	0	0

	Building and Construction — 0.3%
200,000	Layne Christensen Co., 4.250%, 11/15/18	200,000	143,000

	Computer Software and Services — 0.3%
100,000	Mentor Graphics Corp., Sub. Deb., 4.000%, 04/01/31	99,156	104,687
10,000	VeriSign Inc., STEP, 4.297%, 08/15/37	13,317	25,656

		112,473	130,343

	Consumer Services — 0.1%
100,000	Ascent Capital Group Inc., 4.000%, 07/15/20	84,732	65,813

	Diversified Industrial — 1.5%
150,000	Aerojet Rocketdyne Holdings Inc., Sub. Deb., 4.063%, 12/31/39	131,996	260,813
300,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(a)	299,712	390,000

		431,708	650,813

	Metals and Mining — 0.6%
250,000	Newmont Mining Corp., Ser. B, 1.625%, 07/15/17	315,443	245,781

	TOTAL CONVERTIBLE CORPORATE BONDS	1,643,773	1,480,125

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
200,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15†	155,799	14,000

Shares
	COMMON STOCKS — 70.6%
	Automotive — 0.6%
1,200	Ferrari NV†	59,413	57,600
6,500	General Motors Co.	230,760	221,065

		290,173	278,665

	Automotive: Parts and Accessories — 2.1%
12,000	Dana Holding Corp.	237,261	165,600

			Market
Shares		Cost	Value
4,000	Federal-Mogul Holdings Corp.†	$37,917	$27,400
1,200	Genuine Parts Co.	108,516	103,068
5,700	Visteon Corp.†	594,825	652,650

		978,519	948,718

	Building and Construction — 1.8%
500	Chofu Seisakusho Co. Ltd.	11,059	12,010
70,000	Italcementi SpA	770,286	779,747

		781,345	791,757

	Business Services — 1.5%
60,000	TNT Express NV	501,167	507,950
10,000	USG People NV	188,845	186,705

		690,012	694,655

	Cable and Satellite — 3.2%
100	Cable One Inc.	31,990	43,366
14,000	Cablevision Systems Corp., Cl. A	453,553	446,600
20,000	Rogers Communications Inc., Cl. B	707,828	689,200
15,000	Sky plc	232,395	245,898

		1,425,766	1,425,064

	Computer Software and Services — 0.3%
16,500	Global Sources Ltd.†	106,304	128,700

	Consumer Products — 1.4%
2,000	Eastman Kodak Co.†	12,346	25,080
7,934	Hunter Douglas NV	326,899	312,085
1,600	L’Oreal SA	269,571	270,037

		608,816	607,202

	Consumer Staples — 0.2%
4,000	Unicharm Corp.	74,111	82,433

	Diversified Industrial — 5.2%
7,500	Ampco-Pittsburgh Corp.	126,251	76,950
7,000	General Electric Co.	167,090	218,050
7,500	Jardine Matheson Holdings Ltd.	400,456	365,475
16,000	Jardine Strategic Holdings Ltd.	535,080	437,280
15,437	Myers Industries Inc.	245,782	205,621
4,000	Precision Castparts Corp.	922,970	928,040
2,075	Textron Inc.	51,917	87,171

		2,449,546	2,318,587

	Electronics — 2.7%
20,000	Sony Corp.	543,246	499,522
28,000	Sony Corp., ADR	569,850	689,080

		1,113,096	1,188,602

	Energy and Energy Services — 0.6%
6,000	BP plc, ADR	202,748	187,560
700	Cameron International Corp.†	34,773	44,240
3,000	Weatherford International plc†	29,885	25,170

		267,406	256,970

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities — 1.4%
26,500	BG Group plc	$484,076	$384,805
3,000	National Fuel Gas Co.	164,089	128,250
1,000	Severn Trent plc	27,057	32,093
3,000	TECO Energy Inc.	53,285	79,950

		728,507	625,098

	Entertainment — 0.7%
4,000	Discovery Communications Inc., Cl. A†	125,246	106,720
2,728	International Game Technology plc	51,696	44,139
12,500	ITV plc	50,063	50,971
5,000	Vivendi SA	118,225	107,915

		345,230	309,745

	Equipment and Supplies — 0.6%
1,500	Graco Inc.	100,232	108,105
6,000	Mueller Industries Inc.	175,719	162,600

		275,951	270,705

	Financial Services — 17.0%
1,000	American Express Co.	80,155	69,550
8,000	American International Group Inc.	290,036	495,760
65,000	Amlin plc	651,198	635,789
3	Berkshire Hathaway Inc., Cl. A†	358,105	593,400
15,000	Citigroup Inc.	809,386	776,250
5,000	Comerica Inc.	234,458	209,150
10,000	Deutsche Bank AG	304,668	241,500
4,000	Exor SpA	144,747	182,966
23,500	GAM Holding AG	447,621	391,823
3,000	H&R Block Inc.	90,316	99,930
1,000	Julius Baer Group Ltd.	56,820	48,582
16,000	Kinnevik Investment AB, Cl. A	519,243	499,440
3,500	Legg Mason Inc.	94,123	137,305
10,000	PartnerRe Ltd.	1,383,028	1,397,400
7,000	StanCorp. Financial Group Inc.	797,680	797,160
2,000	T. Rowe Price Group Inc.	148,674	142,980
10,000	The Bank of New York Mellon Corp.	315,339	412,200
1,500	The PNC Financial Services Group Inc.	102,907	142,965
1,000	UBS Group AG	18,530	19,370
1,000	W. R. Berkley Corp.	37,130	54,750
5,000	Wells Fargo & Co.	171,100	271,800

		7,055,264	7,620,070

	Food and Beverage — 12.4%
7,000	Chr. Hansen Holding A/S	294,103	440,048
6,000	Danone SA	421,697	406,099
65,000	Davide Campari-Milano SpA	483,830	565,113
5,000	Diageo plc	145,948	136,843
4,500	Diageo plc, ADR	510,978	490,815
2,500	General Mills Inc.	124,421	144,150
2,000	Heineken NV	133,144	171,207

			Market
Shares		Cost	Value
2,500	Kellogg Co.	$127,291	$180,675
4,000	Kerry Group plc, Cl. A	300,765	334,025
6,000	Kikkoman Corp.	104,672	210,907
12,000	Maple Leaf Foods Inc., New York	202,902	205,284
1,000	Maple Leaf Foods Inc., Toronto	16,908	17,172
500	McCormick & Co. Inc., Cl. V	35,978	42,753
1,500	McCormick & Co. Inc., Non-Voting	106,428	128,340
8,500	Nestlé SA	608,188	632,663
2,500	Pernod Ricard SA	280,484	285,817
14,000	Remy Cointreau SA	1,034,431	1,004,314
1,000	The Kraft Heinz Co.	58,356	72,760
400,000	Yashili International Holdings Ltd.	170,861	99,612

		5,161,385	5,568,597

	Health Care — 2.1%
200	Becton, Dickinson and Co.	20,442	30,818
3,500	Bristol-Myers Squibb Co.	118,262	240,765
1,800	ICU Medical Inc.†	108,041	203,004
1,000	Patterson Companies Inc.	33,669	45,210
8,000	Pfizer Inc.	187,223	258,240
5,000	Roche Holding AG, ADR	93,345	172,350

		560,982	950,387

	Hotels and Gaming — 1.3%
237,500	Mandarin Oriental International Ltd.	380,503	368,125
180,000	The Hongkong & Shanghai Hotels Ltd.	270,882	200,670

		651,385	568,795

	Machinery — 0.7%
26,000	CNH Industrial NV	224,523	179,141
21,000	CNH Industrial NV	177,188	143,640

		401,711	322,781

	Publishing — 1.2%
28,000	The E.W. Scripps Co., Cl. A	586,115	532,000

	Real Estate Investment Trusts — 0.5%
10,000	BioMed Realty Trust Inc.	233,260	236,900

	Retail — 0.6%
3,000	Macy’s Inc.	136,770	104,940
2,200	Walgreens Boots Alliance Inc.	135,948	187,341

		272,718	292,281

	Semiconductors — 1.4%
30,000	Fairchild Semiconductor International Inc.†	586,650	621,300

	Specialty Chemicals — 3.5%
4,500	Airgas Inc.	622,718	622,440
600	Ashland Inc.	63,607	61,620
1,500	Chemtura Corp.†	34,583	40,905
500	E. I. du Pont de Nemours and Co.	20,662	33,300
1,431	Hawkins Inc.	58,538	51,187

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
6,500	International Flavors & Fragrances Inc.	$680,460	$777,660
200	The Chemours Co.	1,720	1,072

		1,482,288	1,588,184

	Telecommunications — 4.9%
500	CenturyLink Inc.	15,295	12,580
20,000	Cincinnati Bell Inc.†	64,600	72,000
7,000	Harris Corp.	549,658	608,300
50,000	Koninklijke KPN NV	139,515	189,748
66,000	Pharol SGPS SA, ADR†	66,635	15,602
2,000	Proximus SA	55,818	65,205
50,000	Telefonica Deutschland Holding AG	281,614	265,766
3,300	Verizon Communications Inc.	158,780	152,526
25,000	Vodafone Group plc, ADR	987,489	806,500

		2,319,404	2,188,227

	Wireless Communications — 2.7%
500,000	Cable & Wireless Communications plc	444,933	547,669
11,500	Millicom International Cellular SA, SDR	827,521	662,771

		1,272,454	1,210,440

	TOTAL COMMON STOCKS	30,718,398	31,626,863

	WARRANTS — 0.0%
	Consumer Products — 0.0%
370	Eastman Kodak Co., expire 09/03/18†	0	1,025

Shares		Cost	Market Value

370	Eastman Kodak Co., expire 09/03/18†	$0	$635

	TOTAL WARRANTS	0	1,660

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 25.4%
$11,371,000	U.S. Treasury Bills,
	0.000% to 0.260%††,
	01/07/16 to 06/23/16	11,365,178	11,366,449

	TOTAL INVESTMENTS — 99.3%	$43,883,148	44,489,097

	Other Assets and Liabilities (Net) — 0.7%		292,377

	NET ASSETS — 100.0%		$44,781,474

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of the Rule 144A security amounted to $390,000 or 0.87% of net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
STEP	Step coupon security. The rate disclosed is that in effect at December 31, 2015

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities
December 31, 2015
Assets:
Investments, at value (cost $43,883,148)	$44,489,097
Foreign currency, at value (cost $358,043)	353,810
Receivable for investments sold	237,278
Receivable for Fund shares sold	675
Dividends and interest receivable	62,092
Prepaid expenses	20,542

Total Assets	45,163,494

Liabilities:
Payable to broker	207,427
Payable for Fund shares redeemed	299
Payable for investments purchased	92,793
Payable for investment advisory fees	38,263
Payable for distribution fees	2,102
Other accrued expenses	41,136

Total Liabilities	382,020

Net Assets (applicable to 2,047,109 shares outstanding)	$44,781,474

Net Assets Consist of:
Paid-in capital	$45,006,480
Accumulated distributions in excess of net investment income	(185,473)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(642,071)
Net unrealized appreciation on investments	605,949
Net unrealized depreciation on foreign currency translations	(3,411)

Net Assets	$44,781,474

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,121,014 ÷ 325,861 shares outstanding; 75,000,000 shares authorized)	$21.85

Class A:
Net Asset Value and redemption price per share ($694,422 ÷ 31,716 shares outstanding; 50,000,000 shares authorized)	$21.90

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.24

Class C:
Net Asset Value and offering price per share ($595,212 ÷ 31,992 shares outstanding; 25,000,000 shares authorized)	$18.61

Class I:
Net Asset Value, offering, and redemption price per share ($36,370,826 ÷ 1,657,540 shares outstanding; 25,000,000 shares authorized)	$21.94

Statement of Operations
For the Year Ended December 31, 2015
Investment Income:
Dividends (net of foreign withholding taxes of $31,262)	$523,231
Interest	67,568

Total Investment Income	590,799

Expenses:
Investment advisory fees	447,941
Distribution fees - Class AAA	22,996
Distribution fees - Class A	1,427
Distribution fees - Class C	2,129
Shareholder communications expenses	38,037
Registration expenses	31,863
Custodian fees	28,557
Legal and audit fees	23,285
Shareholder services fees	16,981
Directors’ fees	10,945
Tax expense	1,737
Interest expense	820
Miscellaneous expenses	13,610

Total Expenses	640,328

Plus:
Expenses recovered by Adviser (See Note 3)	62,315
Less:
Expenses paid indirectly by broker (See Note 6)	(3,115)

Net Expenses	699,528

Net Investment Loss	(108,729)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short and Foreign Currency:
Net realized gain on investments	980,032
Net realized gain on securities sold short	273
Net realized loss on foreign currency transactions	(11)

Net realized gain on investments and foreign currency transactions	980,294

Net change in unrealized appreciation/depreciation:
on investments	(675,914)
on securities sold short	8,432
on foreign currency translations	(3,998)

Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(671,480)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short and Foreign Currency	308,814

Net Increase in Net Assets Resulting from Operations	$200,085

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(108,729)	$331,644
Net realized gain on investments, securities sold short, and foreign currency transactions	980,294	858,140
Net change in unrealized depreciation on investments, securities sold short, and foreign currency translations	(671,480)	(1,112,565)

Net Increase in Net Assets Resulting from Operations	200,085	77,219

Distributions to Shareholders:
Net investment income
Class AAA	—	(140,957)
Class A	—	(4,244)
Class C	—	(1,921)
Class I	(56,171)	(187,951)

	(56,171)	(335,073)

Net realized gain
Class AAA	(94,151)	(59,887)
Class A	(9,151)	(1,768)
Class C	(8,533)	(867)
Class I	(479,425)	(64,441)

	(591,260)	(126,963)

Total Distributions to Shareholders	(647,431)	(462,036)

Capital Share Transactions:
Class AAA	(5,354,857)	(5,035,019)
Class A	340,996	37,019
Class C	453,709	145,673
Class I	9,502,721	25,140,199

Net Increase in Net Assets from Capital Share Transactions	4,942,569	20,287,872

Net Increase in Net Assets	4,495,223	19,903,055
Net Assets:
Beginning of year	40,286,251	20,383,196

End of year (including undistributed net investment income of $0 and $0, respectively)	$44,781,474	$40,286,251

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
For Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2015	$22.01	$(0.09)	$0.22	$0.13	—	$(0.29)	—	$(0.29)	—	$21.85	0.6%	$7,121	(0.41)%	1.75%	1.75%(d)(e)	167%
2014	22.02	0.48	(0.13)	0.35	$(0.25)	(0.11)	—	(0.36)	—	22.01	1.6	12,368	2.15	2.11	2.02	63
2013	19.35	0.01	2.75	2.76	(0.08)	(0.01)	$(0.01)	(0.09)	$0.00	22.02	14.3	17,459	0.11	2.31	2.00	80
2012	18.65	0.10	0.80	0.90	(0.20)	—	—	(0.20)	0.00	19.35	4.8	7,942	0.48	2.77	2.00	134
2011	20.65	0.55	(1.95)	(1.40)	(0.60)	—	—	(0.60)	0.00	18.65	(6.9)	5,269	2.72	3.38	2.02	45
Class A
2015	$22.10	$(0.10)	$0.19	$0.09	—	$(0.29)	—	$(0.29)	—	$21.90	0.4%	$694	(0.44)%	1.75%	1.75%(d)(e)	167%
2014	22.11	0.36	0.00 (b)	0.36	$(0.26)	(0.11)	—	(0.37)	—	22.10	1.6	365	1.60	2.11	2.02	63
2013	19.40	0.01	2.78	2.79	(0.07)	(0.01)	$(0.01)	(0.08)	$0.00	22.11	14.4	332	0.21	2.31	2.00	80
2012	18.75	0.15	0.70	0.85	(0.20)	—	—	(0.20)	0.00	19.40	4.5	238	0.74	2.77	2.00	134
2011	20.70	0.50	(1.85)	(1.35)	(0.60)	—	—	(0.60)	0.00	18.75	(6.7)	297	2.47	3.38	2.02	45
Class C
2015	$18.97	$(0.24)	$0.17	$(0.07)	—	$(0.29)	—	$(0.29)	—	$18.61	(0.4)%	$595	(1.26)%	2.50%	2.50%(d)(e)	167%
2014	19.14	(0.06)	0.24	0.18	$(0.24)	(0.11)	—	(0.35)	—	18.97	0.9	155	(0.29)	2.86	2.77	63
2013	17.15	(0.07)	2.16	2.09	(0.09)	(0.01)	$(0.01)	(0.10)	$0.00	19.14	12.2	8	(0.82)	3.06	2.75	80
2012	16.95	0.10	0.20	0.30	(0.10)	—	—	(0.10)	0.00	17.15	1.7	23	0.71	3.52	2.75	134
2011	18.80	0.35	(1.75)	(1.40)	(0.45)	—	—	(0.45)	0.00	16.95	(7.6)	42	1.82	4.13	2.77	45
Class I
2015	$22.13	$(0.04)	$0.17	$0.13	$(0.03)	$(0.29)	—	$(0.32)	—	$21.94	0.6%	$36,371	(0.19)%	1.50%	1.50%(d)(e)	167%
2014	22.13	0.19	0.23	0.42	(0.31)	(0.11)	—	(0.42)	—	22.13	1.9	27,398	0.87	1.86	1.77	63
2013	19.40	0.03	2.83	2.86	(0.12)	(0.01)	$(0.01)	(0.13)	$0.00	22.13	14.7	2,584	0.49	2.06	1.75	80
2012	18.75	(0.10)	1.00	0.90	(0.25)	—	—	(0.25)	0.00	19.40	4.7	1,944	(0.45)	2.52	1.75	134
2011	20.70	0.60	(1.90)	(1.30)	(0.65)	—	—	(0.65)	0.00	18.75	(6.4)	55	3.01	3.13	1.77	45

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 5 reverse stock split on August 9, 2013.
††	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during the years ended December 31, 2014 and 2011. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.76% and 2.75% (Class C), and 1.76% and 1.75% (Class I), respectively. For the years ended December 31, 2015, 2013 and 2012, the effect of the interest expense was minimal.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses during the year ended December 31, 2015. If credits had not been incurred, the ratios of operating expenses to average net assets would have been 1.76% (Class AAA and Class A), 2.51% (Class C), and 1.51% (Class I), respectively.
(e)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $62,315 for the year ended December 31, 2015, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.61% (Class AAA and Class A), 2.36% (Class C), and 1.36% (Class I).

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

In conjunction with the Fund’s name change, the Fund implemented a policy to invest, under normal circumstances, at least 80% of its net assets in dividend paying securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Food and Beverage	$5,525,844	$42,753	—	$5,568,597
Other Industries (a)	26,058,266	—	—	26,058,266
Total Common Stocks	31,584,110	42,753	—	31,626,863
Convertible Corporate Bonds (a)	—	1,480,125	$0	1,480,125
Corporate Bonds (a)	—	14,000	—	14,000
Warrants (a)	1,025	635	—	1,660
U.S. Government Obligations	—	11,366,449	—	11,366,449
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$31,585,135	$12,903,962	$0	$44,489,097

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2015, the fund held no forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2015, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. There were no restricted securities as of December 31, 2015.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to short term gain netted against current year net operating loss and basis adjustments on a security sold. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase accumulated distributions in excess of net investment income by $89,434 and decrease accumulated

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

distributions in excess of net realized gain on investments and foreign currency transactions by $82,040, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 were as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$538,272	$426,840
Net long term capital gains	109,159	35,196

Total	$647,431	$462,036

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(610,848)
Net unrealized appreciation on investments, securities sold short, and foreign currency translations	385,842

Total	$(225,006)

At December 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law. The Fund has a capital loss carryforward available through 2016 of $610,848.

During the year ended December 2015, the Fund utilized capital loss carryforwards of $305,424.

At December 31, 2015, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and adjustments on income from an investment in a defaulted security.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$44,099,845	$3,329,584	$(2,940,332)	$389,252

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund recognized $1,737 in excise tax. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2016, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually. During the year ended December 31, 2015, the Adviser recovered $62,315 representing the balance of all previously reimbursed expenses.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $72,913,036 and $57,636,454, respectively.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $24,826 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $97 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,115.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2015.

During the year ended December 31, 2015, the Fund engaged in purchase transactions with funds that have a common investment adviser. These purchase transactions complied with Rule 17a-7 under the Act and amount to $1,387,632.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2015, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	167,614	$3,763,907	161,281	$3,587,504
Shares issued upon reinvestment of distributions	4,161	91,631	8,885	196,352
Shares redeemed	(407,791)	(9,210,395)	(401,243)	(8,818,875)

Net decrease	(236,016)	$(5,354,857)	(231,077)	$(5,035,019)

Class A
Shares sold	19,233	$432,967	11,717	$261,055
Shares issued upon reinvestment of distributions	415	9,152	242	5,370
Shares redeemed	(4,453)	(101,123)	(10,443)	(229,406)

Net increase	15,195	$340,996	1,516	$37,019

Class C
Shares sold	26,397	$503,659	7,619	$142,923
Shares issued upon reinvestment of distributions	434	8,142	144	2,750
Shares redeemed	(3,009)	(58,092)	—	—

Net increase	23,822	$453,709	7,763	$145,673

Class I
Shares sold	713,734	$16,133,208	1,119,728	$25,096,991
Shares issued upon reinvestment of distributions	24,197	535,236	11,350	252,079
Shares redeemed	(318,695)	(7,165,723)	(9,556)	(208,871)

Net increase	419,236	$9,502,721	1,121,522	$25,140,199

9. Significant Shareholder. As of December 31, 2015, approximately 67% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The Gabelli Global Rising Income and Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Rising Income and Dividend Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2015, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of convertible securities funds. The Independent Board Members noted that the Fund had substantially changed its investment strategy during the preceding year and that consequently comparisons to convertible securities funds would no longer be relevant for periods since the transition to the new strategy focusing on common equity securities expected to increase dividends over time. The Independent Board Members noted that the Fund’s performance for the short period since the change has improved and also noted that, in relation to the historical peer group, the Fund’s performance in the three and five year periods was poor. The Independent Board Members stated that going forward, comparison should be made to a more appropriate peer group and that the Board would monitor the performance of the Fund closely during the transition period.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Board Members also noted that an affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of convertible securities funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Board Members noted that the Fund’s expense ratios, after voluntary expense reimbursements, were significantly higher than and the Fund’s size was significantly lower than average within this group. The Board Members also noted that all of the peer group was convertible funds, thereby limiting the usefulness of peer group comparisons. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, but had a relatively poor performance record and had substantially changed its investment focus in 2014. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1993	29

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 71	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 76	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 80	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 85	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 75	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 81	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Director Age: 70	Since 2004	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.238, $0.238, $0.238, and $0.272 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2015, 42.45% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. 89.57% of the ordinary distribution was qualified short term capital gain.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2015 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 25.38%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL RISING INCOME

AND DIVIDEND FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q415AR

The GAMCO Global Growth Fund

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended December 31, 2015, among 984, 984, 781, and 417 World Stock funds, respectively.

Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund decreased 1.2% compared with a decrease of 2.4% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

For the year, 12 of 23 major MSCI National Indices provided positive returns. Countries posting positive returns for 2015 were led by Denmark (+23.4%), followed by Ireland (+16.5%), Belgium (+12.1%), Israel (+10.4%), Japan (+9.6%), Austria (+3.5%), Italy (+2.3%), Finland (+2%), the Netherlands (+1.3%), Portugal (+0.9%), the United States (+0.7%) and Switzerland (+0.4%). Countries posting negative returns for 2015 were led by Canada (-24.2%), followed by Singapore (-17.7%), Spain (-15.6%), Norway (-15%), Australia (-10%), Hong Kong (-0.5%) and France (-0.1%). Within the 21 MSCI Emerging Market National Indices, only Hungary (+33.1%) posted a positive yearly result. Of the four largest markets, Russia (unchanged) posted the best yearly return, followed by India (-7.4%), China (-10%) and Brazil (-43.4%).

In many ways the issues confronted by investors in 2015 had a familiar ring. There was turmoil in Greece, ISIS and its followers committing various acts of terror throughout the Middle East and elsewhere. The price of oil and most commodities plunged, hurting emerging market producers, the domestic energy industry and reminding investors of the 2008 rout. Russia expanded its military presence, this time to the Middle East. China’s naval presence grew while its economic growth continued to slow, hurting industrial profits and prompting a devaluation of the yuan to bolster exports. The success of Abenomics in Japan is still a question mark, as the challenge of overcoming a shrinking population appears difficult. Domestically, our economy is in reasonable shape due to the relative health of consumer spending, which comprises nearly 70% of GDP.

Selected holdings that contributed positively to performance in 2015 were: Microsoft Corp. (2.9% of net assets as December 31, 2015) the world’s largest software company, which develops, manufactures, and licenses a range of software products; Keyence Corp. (2.0%) an innovative leader in the development and manufacturing of industrial automation and inspection; and Amazon.com Inc. (1.6%) which operates as an online retailer worldwide. Some of our weaker performing holdings during the year were EOG Resources Inc. (1.8%) one of the largest independent (non-integrated) crude oil and natural gas companies in the U.S.; Morgan Stanley (1.4%) a leading global financial services firm; and Skandinaviska Enskilda Banken (1.4%) a leading Nordic financial services group.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year		Since Inception (2/7/94)
Class AAA (GICPX)	(1.21)%	8.35%	6.07%	4.03%		8.58%
MSCI AC World Index	(2.36)	6.09	4.75	4.15	(d)	6.20	(d)
Lipper Global Large-Cap Growth Fund Classification	2.90	7.76	5.85	3.91		7.20
Class A (GGGAX)	(1.23)	8.35	6.07	4.04		8.59
With sales charge (b)	(6.91)	7.08	5.45	3.63		8.30
Class C (GGGCX)	(1.94)	7.54	5.28	3.26		8.00
With contingent deferred sales charge (c)	(2.92)	7.54	5.28	3.26		8.00
Class I (GGGIX)	(0.53)	8.76	6.36	4.22		8.72

In the current prospectuses dated April 30, 2015, the gross expense ratios for Class AAA, A, C, and I Shares are 1.72%, 1.72%, 2.47%, and 1.47%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 1.72%, 1.72%, 2.47%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d) MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND

LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The GAMCO Global Growth Fund Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 964.60	1.68%	$ 8.32
Class A	$1,000.00	$ 964.70	1.68%	$ 8.32
Class C	$1,000.00	$ 961.40	2.43%	$12.01
Class I	$1,000.00	$ 968.00	1.00%	$ 4.96
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.74	1.68%	$ 8.54
Class A	$1,000.00	$1,016.74	1.68%	$ 8.54
Class C	$1,000.00	$1,012.96	2.43%	$12.33
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The GAMCO Global Growth Fund

Information Technology	23.7%
Consumer Discretionary	19.5%
Financials	14.1%
Health Care	13.4%
Consumer Staples	12.1%
Industrials	10.2%

Energy	4.0%
Materials	3.2%
U.S. Government Obligations	0.1%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 100.2%
	INFORMATION TECHNOLOGY — 23.7%
11,500	Adobe Systems Inc.†	$814,712	$1,080,310
10,800	Alibaba Group Holding Ltd., ADR†	804,849	877,716
810	Alphabet Inc., Cl. A†	238,018	630,188
1,501	Alphabet Inc., Cl. C†	889,701	1,139,079
12,410	Apple Inc.	1,074,084	1,306,277
8,100	Baidu Inc., ADR†	1,220,479	1,531,224
4,200	Check Point Software Technologies Ltd.†.	212,436	341,796
20,200	Facebook Inc., Cl. A†	1,311,366	2,114,132
11,000	Intel Corp.	379,190	378,950
2,900	Keyence Corp.	508,627	1,593,855
16,000	MasterCard Inc., Cl. A	367,500	1,557,760
41,900	Microsoft Corp.	1,599,590	2,324,612
3,300	Murata Manufacturing Co. Ltd.	442,831	474,808
900	Palo Alto Networks Inc.†	168,485	158,526
3,300	salesforce.com Inc.†	260,346	258,720
70,200	Tencent Holdings Ltd.	1,286,161	1,374,515
14,000	Texas Instruments Inc.	657,363	767,340
18,000	Visa Inc., Cl. A	319,900	1,395,900

	TOTAL INFORMATION TECHNOLOGY	12,555,638	19,305,708

	CONSUMER DISCRETIONARY — 19.5%
1,900	Amazon.com Inc.†	473,661	1,284,191
600	AutoZone Inc.†	228,024	445,146
10,200	CBS Corp., Cl. B, Non-Voting	365,262	480,726
400	Chipotle Mexican Grill Inc.†	213,763	191,940
2,500	Christian Dior SE	370,238	424,658
12,600	Comcast Corp., Cl. A	637,277	711,018
3,114	Compagnie Financiere Richemont SA	172,841	222,878
26,000	Fuji Heavy Industries Ltd.	625,850	1,071,103
14,100	Grupo Televisa SAB, ADR	519,194	383,661
22,700	JD.com Inc., ADR†	692,816	732,416
21,100	Lennar Corp., Cl. A	978,597	1,032,001
19,800	Liberty Global plc, Cl. A†	760,790	838,728
11,000	Luxottica Group SpA	578,259	716,820
1,800	LVMH Moet Hennessy Louis Vuitton SE	331,332	282,728
6,500	Macy’s Inc.	230,297	227,370
2,300	Naspers Ltd., Cl. N	291,065	314,374
11,000	NIKE Inc., Cl. B	335,583	687,500
6,700	Penske Automotive Group Inc.	348,146	283,678
15,600	Starbucks Corp.	300,600	936,468
1,200	Tesla Motors Inc.†	284,479	288,012
7,000	The Home Depot Inc.	420,516	925,750
430	The Priceline Group Inc.†	322,696	548,230
5,000	The TJX Companies Inc.	288,224	354,550
6,300	The Walt Disney Co.	699,441	662,004
4,700	Tiffany & Co.	288,044	358,563
5,100	Time Warner Inc.	414,210	329,817

Shares		Cost	Market Value
12,100	Twenty-First Century Fox Inc., Cl. A	$275,385	$328,636
37,100	WPP plc	860,971	853,371

	TOTAL CONSUMER DISCRETIONARY	12,307,561	15,916,337

	FINANCIALS — 14.1%
4,300	ACE Ltd.	492,042	502,455
1,300	BlackRock Inc.	428,787	442,676
35,000	Cheung Kong Property Holdings Ltd.	213,721	226,414
35,000	CK Hutchison Holdings Ltd.	348,702	470,467
21,000	HDFC Bank Ltd., ADR	1,120,296	1,293,600
25,800	JPMorgan Chase & Co.	1,024,201	1,703,574
36,300	Morgan Stanley	554,686	1,154,703
19,300	Schroders plc	345,422	845,325
112,000	Skandinaviska Enskilda Banken AB, Cl. A	748,954	1,177,848
50,000	Swire Pacific Ltd., Cl. A	554,772	558,506
27,500	The Charles Schwab Corp.	819,605	905,575
8,500	The Goldman Sachs Group Inc.	1,221,103	1,531,955
13,000	Wells Fargo & Co.	728,885	706,680

	TOTAL FINANCIALS	8,601,176	11,519,778

	HEALTH CARE — 13.4%
5,600	AbbVie Inc.	335,895	331,744
8,800	Allergan plc†	2,720,742	2,750,000
3,400	Amgen Inc.	375,354	551,922
2,600	Bayer AG	385,759	324,717
3,600	Becton, Dickinson and Co.	302,974	554,724
800	Biogen Inc.†	116,834	245,080
10,700	Bristol-Myers Squibb Co.	691,708	736,053
4,900	Celgene Corp.†	380,585	586,824
4,500	Gilead Sciences Inc.	398,652	455,355
4,500	Johnson & Johnson	298,992	462,240
6,100	Merck & Co. Inc.	366,493	322,202
11,400	Novartis AG, ADR	809,307	980,856
10,500	Novo Nordisk A/S, Cl. B	202,095	607,931
600	Regeneron Pharmaceuticals Inc.†	186,765	325,722
10,000	Roche Holding AG, ADR	229,460	344,700
2,600	Roche Holding AG, Genusschein	255,977	720,482
2,700	Thermo Fisher Scientific Inc.	347,410	382,995
2,200	UnitedHealth Group Inc.	272,470	258,808

	TOTAL HEALTH CARE	8,677,472	10,942,355

	CONSUMER STAPLES — 12.1%
4,300	Colgate-Palmolive Co.	168,723	286,466
3,900	Costco Wholesale Corp.	231,931	629,850
9,900	CVS Health Corp.	659,284	967,923
40,000	Davide Campari-Milano SpA	129,297	345,835
13,500	Diageo plc	264,904	368,657
6,900	Henkel AG & Co. KGaA	605,097	660,007
1,700	L’Oreal SA	288,361	285,950
8,100	Mondelēz International Inc., Cl. A	257,233	363,204
17,600	Nestlé SA	959,492	1,306,540

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	CONSUMER STAPLES (Continued)
2,300	PepsiCo Inc.	$146,092	$229,816
4,156	Pernod Ricard SA	388,417	473,971
10,500	Reckitt Benckiser Group plc	818,023	971,532
13,300	Seven & i Holdings Co. Ltd.	518,820	608,935
5,300	The Coca-Cola Co.	139,884	227,688
4,000	The Estee Lauder Companies Inc., Cl. A	194,665	352,240
9,500	The Hain Celestial Group Inc.†	437,008	383,705
12,400	The WhiteWave Foods Co.†	424,408	482,484
9,900	Unicharm Corp.	187,592	202,175
8,000	Walgreens Boots Alliance Inc.	629,082	681,240

	TOTAL CONSUMER STAPLES	7,448,313	9,828,218

	INDUSTRIALS — 10.2%
3,000	3M Co.	391,880	451,920
7,800	Delta Air Lines Inc.	351,570	395,382
6,000	FANUC Corp.	782,215	1,033,739
5,500	FedEx Corp.	812,927	819,445
10,600	Fortune Brands Home & Security Inc.	491,469	588,300
42,300	General Electric Co.	1,168,275	1,317,645
11,000	Honeywell International Inc.	711,728	1,139,270
11,500	Jardine Matheson Holdings Ltd.	326,458	556,917
8,500	Nielsen Holdings plc	269,086	396,100
7,700	Secom Co. Ltd.	354,979	521,827
8,600	Siemens AG	919,581	832,019
950	SMC Corp.	276,683	246,747

	TOTAL INDUSTRIALS	6,856,851	8,299,311

	ENERGY — 4.0%
20,400	EOG Resources Inc.	1,538,530	1,444,116
25,700	Schlumberger Ltd.	1,869,269	1,792,575

	TOTAL ENERGY	3,407,799	3,236,691

	MATERIALS — 3.2%
3,300	Ecolab Inc.	294,898	377,454

Shares		Cost	Market Value
7,400	PPG Industries Inc.	$646,614	$731,268
5,800	The Sherwin-Williams Co.	1,142,803	1,505,680

	TOTAL MATERIALS	2,084,315	2,614,402

	TOTAL COMMON STOCKS	61,939,125	81,662,800

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 0.1%
$ 70,000	U.S. Treasury Bills, 0.120%††, 03/03/16	69,981	69,989

	TOTAL INVESTMENTS — 100.3%	$62,009,106	81,732,789

	Other Assets and Liabilities (Net) — (0.3)%		(278,218)

	NET ASSETS — 100.0%		$81,454,571

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	59.1%	$48,291,309
Europe	21.5	17,575,905
Latin America	9.7	7,945,905
Japan	7.0	5,753,190
Asia/Pacific	2.3	1,852,106
South Africa	0.4	314,374

	100.0%	$81,732,789

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $62,009,106)	$81,732,789
Cash	1,674
Receivable for Fund shares sold	194,160
Receivable from Adviser	1,106
Dividends receivable	129,536
Prepaid expenses	32,591

Total Assets	82,091,856

Liabilities:
Payable for investments purchased	262,303
Payable for Fund shares redeemed	200,247
Payable for investment advisory fees	70,444
Payable for distribution fees	18,135
Payable for accounting fees	7,500
Other accrued expenses	78,656

Total Liabilities	637,285

Net Assets (applicable to 2,889,944 shares outstanding)	$81,454,571

Net Assets Consist of:
Paid-in capital	$61,834,606
Accumulated distributions in excess of net investment income	(65,425)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(32,029)
Net unrealized appreciation on investments	19,723,683
Net unrealized depreciation on foreign currency translations	(6,264)

Net Assets	$81,454,571

Shares of Capital Stock, each at $0.001 par value:

Class AAA:
Net Asset Value, offering, and redemption price per share ($72,881,398 ÷ 2,578,377 shares outstanding; 75,000,000 shares authorized)	$28.27

Class A:
Net Asset Value and redemption price per share ($3,580,106 ÷ 126,669 shares outstanding; 50,000,000 shares authorized)	$28.26

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$29.98

Class C:
Net Asset Value and offering price per share ($1,891,202 ÷ 75,936 shares outstanding; 25,000,000 shares authorized)	$24.91 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($3,101,865 ÷ 108,962 shares outstanding; 25,000,000 shares authorized)	$28.47

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $71,705)	$1,359,493
Interest	1,373

Total Investment Income	1,360,866

Expenses:
Investment advisory fees	860,049
Distribution fees - Class AAA	193,074
Distribution fees - Class A	9,999
Distribution fees - Class C	18,976
Shareholder services fees	94,213
Shareholder communications expenses	56,660
Registration expenses	45,020
Accounting fees	45,000
Legal and audit fees	37,341
Custodian fees	30,451
Directors’ fees	24,733
Interest expense	783
Miscellaneous expenses	42,785

Total Expenses	1,459,084

Less:
Expenses paid indirectly by broker (See Note 6)	(3,254)
Expense reimbursements (Note 3)	(12,486)

Total Reimbursements and Reductions Reimbursements	(15,740)

Net Expenses	1,443,344

Net Investment Loss	(82,478)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,283,201
Net realized loss on foreign currency transactions	(5,152)

Net realized gain on investments and foreign currency transactions	3,278,049

Net change in unrealized appreciation/depreciation on investments	(4,205,494)
on foreign currency translations	(814)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,206,308)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(928,259)

Net Decrease in Net Assets Resulting from Operations	$(1,010,737)

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(82,478)	$398,653
Net realized gain on investments and foreign currency transactions	3,278,049	5,248,742
Net change in unrealized depreciation on investments and foreign currency translations	(4,206,308)	(2,452,817)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,010,737)	3,194,578

Distributions to Shareholders:
Net investment income
Class AAA	(48,739)	(287,957)
Class A	(1,419)	(15,924)
Class I	(22,777)	(17,649)

	(72,935)	(321,530)

Net realized gain
Class AAA	(3,941,244)	(4,906,469)
Class A	(186,204)	(232,385)
Class C	(115,116)	(112,849)
Class I	(167,744)	(144,141)

	(4,410,308)	(5,395,844)

Total Distributions to Shareholders	(4,483,243)	(5,717,374)

Capital Share Transactions:
Class AAA	(396,180)	4,618,460
Class A	90,876	1,980,815
Class C	442,213	639,201
Class I	1,019,467	1,064,939

Net Increase in Net Assets from Capital Share Transactions	1,156,376	8,303,415

Redemption Fees	2	957

Net Increase/(Decrease) in Net Assets	(4,337,602)	5,781,576
Net Assets:
Beginning of year	85,792,173	80,010,597

End of year (including undistributed net investment income of $0 and $7,585,respectively)	$81,454,571	$85,792,173

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment		Portfolio Turnover Rate
Class AAA
2015	$30.23	$(0.03)	$(0.31)	$(0.34)	$(0.02)	$(1.60)	$(1.62)	$0.00	$28.27	(1.2)%	$72,882	(0.10)%	1.68%	1.68	%(c)	53%
2014	31.12	0.15	1.09	1.24	(0.12)	(2.01)	(2.13)	0.00	30.23	3.9	78,140	0.48	1.72	1.72		29
2013	26.54	(0.01)	7.50	7.49	—	(2.91)	(2.91)	0.00	31.12	28.8	75,773	(0.02)	1.77	1.77		25
2012	23.32	0.02	4.16	4.18	(0.02)	(0.94)	(0.96)	0.00	26.54	18.0	62,746	0.09	1.90	1.90		42
2011	24.35	(0.01)	(1.02)	(1.03)	—	—	—	0.00	23.32	(4.2)	58,753	(0.03)	1.84	1.84		45
Class A
2015	$30.22	$(0.03)	$(0.32)	$(0.35)	$(0.01)	$(1.60)	$(1.61)	$0.00	$28.26	(1.2)%	$3,580	(0.08)%	1.68%	1.68	%(c)	53%
2014	31.13	0.13	1.11	1.24	(0.14)	(2.01)	(2.15)	0.00	30.22	3.9	3,725	0.40	1.72	1.72		29
2013	26.54	(0.01)	7.51	7.50	—	(2.91)	(2.91)	0.00	31.13	28.8	1,872	(0.05)	1.77	1.77		25
2012	23.33	0.02	4.16	4.18	(0.03)	(0.94)	(0.97)	0.00	26.54	17.9	1,161	0.07	1.90	1.90		42
2011	24.35	(0.01)	(1.01)	(1.02)	—	—	—	0.00	23.33	(4.2)	976	(0.04)	1.84	1.84		45
Class C
2015	$27.01	$(0.23)	$(0.27)	$(0.50)	—	$(1.60)	$(1.60)	$0.00	$24.91	(1.9)%	$1,891	(0.86)%	2.43%	2.43	%(c)	53%
2014	28.12	(0.11)	1.01	0.90	—	(2.01)	(2.01)	0.00	27.01	3.1	1,609	(0.37)	2.47	2.47		29
2013	24.39	(0.22)	6.86	6.64	—	(2.91)	(2.91)	0.00	28.12	27.8	1,036	(0.79)	2.52	2.52		25
2012	21.64	(0.17)	3.86	3.69	—	(0.94)	(0.94)	0.00	24.39	17.1	603	(0.72)	2.65	2.65		42
2011	22.76	(0.17)	(0.95)	(1.12)	—	—	—	0.00	21.64	(4.9)	354	(0.77)	2.59	2.59		45
Class I
2015	$30.42	$0.17	$(0.30)	$(0.13)	$(0.22)	$(1.60)	$(1.82)	$0.00	$28.47	(0.5)%	$3,102	0.54%	1.43%	1.00	%(c)(d)	53%
2014	31.30	0.27	1.11	1.38	(0.25)	(2.01)	(2.26)	0.00	30.42	4.3	2,318	0.85	1.47	1.28	(d)	29
2013	26.61	0.07	7.53	7.60	—	(2.91)	(2.91)	0.00	31.30	29.1	1,330	0.22	1.52	1.52		25
2012	23.38	0.08	4.18	4.26	(0.09)	(0.94)	(1.03)	0.00	26.61	18.3	805	0.30	1.65	1.65		42
2011	24.34	0.05	(1.01)	(0.96)	—	—	—	0.00	23.38	(3.9)	449	0.21	1.59	1.59		45

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	Under an expense deferral agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $12,486 and $3,489 for the years ended December 31, 2015 and 2014, respectively.

See accompanying notes to financial statements.

10

The GAMCO Global Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges

11

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The closing price is adjusted from the local close, therefore, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Information Technology	$15,862,530	$3,443,178	$19,305,708
Consumer Discretionary	12,030,405	3,885,932	15,916,337
Financials	8,241,218	3,278,560	11,519,778
Health Care	9,289,225	1,653,130	10,942,355
Consumer Staples	4,604,616	5,223,602	9,828,218
Industrials	5,108,062	3,191,249	8,299,311
Energy	3,236,691	—	3,236,691
Materials	2,614,402	—	2,614,402
Total Common Stocks	60,987,149	20,675,651	81,662,800
U.S. Government Obligations	—	69,989	69,989
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$60,987,149	$20,745,640	$81,732,789

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2015 or December 31, 2014.

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to adjustments to net operating losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase accumulated distributions in excess of net investment income by $82,403 and increase accumulated distributions in excess of net realized gain on investments and foreign currency translations by $5,227, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$73,010	$321,530
Net long term capital gains	4,410,233	5,395,844

Total distributions paid	$4,483,243	$5,717,374

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$27,138
Net unrealized appreciation on investments and foreign currency translations	19,592,827

Total	$19,619,965

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments no longer considered a passive foreign investment company and basis adjustments for litigation gains.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$62,133,697	$21,838,285	$(2,239,193)	$19,599,092

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2016 at no more than 1.00% of the value of its average daily net assets. For the year ended December 31, 2015, the Adviser reimbursed certain Class I Share expenses in the amount of $12,486. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

exceed 1.00% of the value of the Fund’s average daily net assets for Class I Shares. The agreement is renewable annually. At December 31, 2015, the cumulative amount which the Class I Shares may repay the Adviser is $15,975:

For the year ended December 31, 2014, expiring December 31, 2016	$3,489
For the year ended December 31, 2015, expiring December 31, 2017	12,486

$15,975

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $45,028,868 and $48,167,828, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $52 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $8,401 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,254.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2015, there were no borrowings outstanding under the line of credit.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2015 was $11,742 with a weighted average interest rate of 1.07%. The maximum amount borrowed at any time during the year ended December 31, 2015 was $690,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	72,110	$2,214,634	216,691	$6,869,063
Shares issued upon reinvestment of distributions	133,848	3,844,110	163,133	4,995,128
Shares redeemed	(212,337)	(6,454,924)	(229,790)	(7,245,731)

Net increase/(decrease)	(6,379)	$(396,180)	150,034	$4,618,460

Class A
Shares sold	55,510	$1,702,463	70,786	$2,230,553
Shares issued upon reinvestment of distributions	6,096	175,091	5,659	173,227
Shares redeemed	(58,202)	(1,786,678)	(13,320)	(422,965)

Net increase	3,404	$90,876	63,125	$1,980,815

Class C
Shares sold	38,155	$1,038,929	27,286	$771,995
Shares issued upon reinvestment of distributions	3,565	90,239	2,801	76,632
Shares redeemed	(25,363)	(686,955)	(7,350)	(209,426)

Net increase	16,357	$442,213	22,737	$639,201

Class I
Shares sold	54,522	$1,686,152	38,577	$1,225,607
Shares issued upon reinvestment of distributions	5,299	153,296	4,076	125,588
Shares redeemed	(27,064)	(819,981)	(8,917)	(286,256)

Net increase	32,757	$1,019,467	33,736	$1,064,939

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Growth Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

18

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2015, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global large cap growth funds, noting its fourth quartile performance for the one year period, second quartile for the three year period and first quartile performance for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global large cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios were significantly higher than, and the Fund’s size was lower than, average within this group. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material

19

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

20

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1993	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 71	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 76	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 80	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 85	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 75	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 81	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Director Age: 70	Since 2004	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

21

The GAMCO Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.020, $0.012, and $0.217 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $4,410,233, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2015, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of U.S. Government securities held as of December 31, 2015 was 0.09%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC

International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate,

Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended December 31, 2015 among 984, 984, 781, and 417 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB442Q415AR

The GAMCO Global Opportunity Fund Annual Report — December 31, 2015

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund increased 0.2% compared with a decrease of 2.4% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

For the year, 12 of 23 major MSCI National Indices provided positive returns. Countries posting positive returns for 2015 were led by Denmark (+23.4%), followed by Ireland (+16.5%), Belgium (+12.1%), Israel (+10.4%), Japan (+9.6%), Austria (+3.5%), Italy (+2.3%), Finland (+2%), the Netherlands (+1.3%), Portugal (+0.9%), the United States (+0.7%), and Switzerland (+0.4%). Countries posting negative returns for 2015 were led by Canada (-24.2%), followed by Singapore (-17.7%), Spain (-15.6%), Norway (-15%), Australia (-10%), Hong Kong (-0.5%), and France (-0.1%). Within the 21 MSCI Emerging Market National Indices, only Hungary (+33.1%) posted a positive yearly result. Of the four largest markets, Russia (unchanged) posted the best yearly return, followed by India (-7.4%), China (-10%), and Brazil (-43.4%).

We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than average within that company’s local market. We pay close attention to a company’s position, management, and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market, but where appropriate, we attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

Selected holdings that contributed positively to performance in 2015 were: Alphabet Inc. (formerly known as Google) (8.3% of net assets as December 31, 2015), widely recognized as the world’s leading Internet search engine; Microsoft Corp. (3.9%), the world’s largest software company, which develops, manufactures, and licenses a range of software products; and Keyence Corp. (2.7%), an innovative leader in the development and manufacturing of industrial automation and inspection equipment worldwide. Some of our weaker performing holdings during the year were: Compagnie Financiere Richemont (3.5%), which owns several of the world’s leading companies in the field of luxury goods; Mead Johnson Nutrition Co. (2.3%), a major manufacturer of infant formula both domestically and globally, and Jardine Matheson Holdings Ltd. (2.1%), a diversified business group focused principally on Asia.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year		Since Inception (5/11/98)
Class AAA (GABOX)	0.19%	4.17%	4.40%	3.78%		6.38%
MSCI AC World Index	(2.36)	6.09	4.75	4.15	(d)	4.35	(d)
Lipper Global Large-Cap Growth Fund Classification	2.90	7.76	5.85	3.91		5.22
Lipper Global Multi-Cap Growth Fund Classification	0.59	6.61	4.51	3.54		4.95
Class A (GOCAX)	0.11	4.15	4.39	3.79		6.38
With sales charge (b)	(5.65)	2.93	3.78	3.38		6.03
Class C (GGLCX)	(0.60)	3.37	3.59	3.27		5.94
With contingent deferred sales charge (c)	(1.60)	3.37	3.59	3.27		5.94
Class I (GLOIX)	1.20	4.64	4.72	4.00		6.57

In the current prospectuses dated April 30, 2015, the gross expense ratios for Class AAA, A, C, and I Shares are 2.72%, 2.72%, 3.46%, and 2.46%, respectively, and the net expense ratios in the current prospectuses after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) for these share classes are 2.00%, 2.00%, 2.75%, and 1.00%, respectively. See page 9 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification and the Lipper Global Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL OPPORTUNITY FUND (CLASS AAA SHARES), LIPPER GLOBAL

MULTI-CAP GROWTH FUND CLASSIFICATION, AND MSCI AC WORLD INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The GAMCO Global Opportunity Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Opportunity Fund
Actual Fund Return
Class AAA	$1,000.00	$ 988.20	2.00%	$10.02
Class A	$1,000.00	$ 988.10	2.00%	$10.02
Class C	$1,000.00	$ 984.10	2.77%	$13.85
Class I	$1,000.00	$ 993.30	1.01%	$ 5.07
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.12	2.00%	$10.16
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class C	$1,000.00	$1,011.24	2.77%	$14.04
Class I	$1,000.00	$1,020.11	1.01%	$ 5.14

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The GAMCO Global Opportunity Fund

Consumer Staples	22.0%
Industrials	17.8%
Information Technology	15.6%
Consumer Discretionary	13.8%
Health Care	11.3%
Materials	7.9%

Financials	5.8%
Energy	3.2%
Telecommunication Services	2.6%
Other Assets and Liabilities (Net)	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The GAMCO Global Opportunity Fund

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 100.0%
	CONSUMER STAPLES — 22.0%
1,500	Associated British Foods plc	$65,359	$73,811
3,250	British American Tobacco plc	81,357	180,487
1,300	Danone SA	77,722	87,846
7,000	Diageo plc	97,896	191,155
2,280	Dr Pepper Snapple Group Inc.	54,395	212,496
3,000	General Mills Inc.	74,401	172,980
3,000	Heineken Holding NV	140,229	230,961
2,000	Japan Tobacco Inc.	71,426	73,428
1,500	Kameda Seika Co. Ltd.	60,527	64,081
3,000	Mead Johnson Nutrition Co.	129,424	236,850
1,910	Pernod Ricard SA	147,275	217,826
2,150	Philip Morris International Inc.	74,934	189,007
3,300	Shiseido Co. Ltd.	61,010	68,470
2,000	The Procter & Gamble Co.	110,564	158,820
3,000	Unicharm Corp.	56,797	61,265

	TOTAL CONSUMER STAPLES	1,303,316	2,219,483

	INDUSTRIALS — 17.8%
5,000	CK Hutchison Holdings Ltd.	39,438	67,210
1,100	FANUC Corp.	120,160	189,519
4,300	Jardine Matheson Holdings Ltd.	137,142	208,238
3,600	Komatsu Ltd.	76,536	58,905
1,900	L-3 Communications Holdings Inc.	77,654	227,069
2,500	Lockheed Martin Corp.	61,439	542,875
800	Precision Castparts Corp.	11,860	185,608
1,000	SMC Corp.	124,202	259,734
1,750	Travis Perkins plc	51,823	50,769

	TOTAL INDUSTRIALS	700,254	1,789,927

	INFORMATION TECHNOLOGY — 15.6%
550	Alphabet Inc., Cl. A†	96,781	427,905
551	Alphabet Inc., Cl. C†	96,701	418,143
500	Keyence Corp.	93,284	274,803
7,000	Microsoft Corp.	185,025	388,360
15,000	Yahoo! Japan Corp.	86,673	60,974

	TOTAL INFORMATION TECHNOLOGY	558,464	1,570,185

	CONSUMER DISCRETIONARY — 13.8%
1,500	AMC Networks Inc., Cl. A†	12,414	112,020
3,000	Atresmedia Corp. de Medios de Comunicacion SA	34,964	31,957
1,750	Christian Dior SE	105,202	297,261
5,000	Compagnie Financiere Richemont SA	65,012	357,865
250	Hermes International	84,929	84,507
2,000	Honda Motor Co. Ltd.	80,136	63,923
9,000	ITV plc	36,816	36,642
6,000	Liberty Interactive Corp. QVC Group, Cl. A†	88,266	163,920
808	Liberty TripAdvisor Holdings Inc., Cl. A†	7,640	24,515
1,661	Liberty Ventures, Cl. A†	23,217	74,928

Shares		Cost	Market Value
1,500	ProSiebenSat.1 Media SE	$76,947	$75,677
6,000	Rakuten Inc.	75,333	69,106

	TOTAL CONSUMER DISCRETIONARY	690,876	1,392,321

	HEALTH CARE — 11.3%
2,000	AstraZeneca plc, ADR	71,933	67,900
600	Bayer AG	88,710	74,935
4,400	Novartis AG	174,161	378,485
2,000	Novo Nordisk A/S, Cl. B	99,555	115,796
1,700	Roche Holding AG, Genusschein	136,625	471,084
2,000	Smith & Nephew plc	36,094	35,644

	TOTAL HEALTH CARE	607,078	1,143,844

	MATERIALS — 7.9%
3,200	Agnico Eagle Mines Ltd.	153,756	84,096
10,000	Antofagasta plc	11,965	68,788
2,500	Monsanto Co.	174,388	246,300
1,500	Randgold Resources Ltd., ADR	101,757	92,895
1,830	Rio Tinto plc	77,490	53,281
800	Shin-Etsu Chemical Co. Ltd.	56,179	43,493
400	Syngenta AG	114,992	156,561
5,000	Toray Industries Inc.	40,762	46,463

	TOTAL MATERIALS	731,289	791,877

	FINANCIALS — 5.8%
5,000	Cheung Kong Property Holdings Ltd.	24,172	32,345
5,000	Ichiyoshi Securities Co. Ltd.	58,224	45,780
10,000	Kinnevik Investment AB, Cl. B	230,284	308,013
4,600	Schroders plc	83,122	201,476

	TOTAL FINANCIALS	395,802	587,614

	ENERGY — 3.2%
700	Occidental Petroleum Corp.	69,984	47,327
4,000	Schlumberger Ltd.	132,694	279,000

	TOTAL ENERGY	202,678	326,327

	TELECOMMUNICATION SERVICES — 2.6%
5,676	AT&T Inc.	145,601	195,311
1,300	SoftBank Corp.	99,407	65,611

	TOTAL TELECOMMUNICATION SERVICES	245,008	260,922

	TOTAL COMMON STOCKS	5,434,765	10,082,500

	TOTAL INVESTMENTS — 100.0%	$5,434,765	10,082,500

	Other Assets and Liabilities (Net) — 0.0%		(1,253)

	NET ASSETS — 100.0%		$10,081,247

†	Non-income producing security.

ADR   American Depositary Receipt

See accompanying notes to financial statements.

5

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — December 31, 2015

Geographic Diversification	% of Market Value	Market Value
North America	40.8%	$4,108,529
Europe	39.1	3,941,624
Japan	14.3	1,445,554
Latin America	5.8	586,793

	100.0%	$10,082,500

See accompanying notes to financial statements.

6

The GAMCO Global Opportunity Fund

Statement of Assets and Liabilities December 31, 2015

Assets:
Investments, at value (cost $5,434,765)	$10,082,500
Cash	23,092
Receivable for investments sold	34,816
Receivable for Fund shares sold	50
Receivable from Adviser	4,228
Dividends receivable	38,149
Prepaid expenses	17,394

Total Assets	10,200,229

Liabilities:
Payable for Fund shares redeemed	601
Payable for investments purchased	56,796
Payable for investment advisory fees	17,164
Payable for distribution fees	1,930
Payable for legal and audit fees	15,334
Payable for shareholder communications expenses	9,333
Other accrued expenses.	17,824

Total Liabilities	118,982

Net Assets (applicable to 429,485 shares outstanding)	$10,081,247

Net Assets Consist of:
Paid-in capital	$5,415,445
Accumulated distributions in excess of net investment income	(1,055)
Accumulated net realized gain on investments and foreign currency transactions	21,446
Net unrealized appreciation on investments	4,647,735
Net unrealized depreciation on foreign currency translations	(2,324)

Net Assets	$10,081,247

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($8,596,503 ÷ 366,651 shares outstanding; 75,000,000 shares authorized)	$23.45

Class A:
Net Asset Value and redemption price per share ($183,031 ÷ 7,837 shares outstanding; 50,000,000 shares authorized)	$23.35

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.77

Class C:
Net Asset Value and offering price per share ($50,912 ÷ 2,253 shares outstanding; 25,000,000 shares authorized)	$22.60 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,250,801 ÷ 52,744 shares outstanding; 25,000,000 shares authorized)	$23.71

(a)	Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $13,326)	$219,001

Total Investment Income	219,001

Expenses:
Investment advisory fees	107,534
Distribution fees - Class AAA	24,068
Distribution fees - Class A	479
Distribution fees - Class C	437
Registration expenses	32,846
Shareholder communications expenses	26,681
Legal and audit fees	22,282
Shareholder services fees	17,941
Custodian fees	12,858
Directors’ fees	3,114
Tax expense	1,592
Interest expense	399
Miscellaneous expenses	35,202

Total Expenses	285,433

Less:
Expenses reimbursed by Adviser (See Note 3)	(75,568)
Expenses paid indirectly by broker (See Note 6)	(1,386)

Total Reimbursements and Reductions	(76,954)

Net Expenses	208,479

Net Investment Income	10,522

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	667,057
Net realized loss on foreign currency transactions	(1,178)

Net realized gain on investments and foreign currency transactions	665,879

Net change in unrealized appreciation/depreciation on investments	(648,821)
on foreign currency translations	(496)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(649,317)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	16,562

Net Increase in Net Assets Resulting from Operations	$27,084

See accompanying notes to financial statements.

7

The GAMCO Global Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$10,522	$41,825
Net realized gain on investments and foreign currency transactions	665,879	441,879
Net change in unrealized depreciation on investments and foreign currency translations	(649,317)	(610,445)

Net Increase/(Decrease) in Net Assets Resulting from Operations	27,084	(126,741)

Distributions to Shareholders:
Net investment income
Class AAA	(38,490)	—
Class A	(740)	—
Class I	(12,347)	—

	(51,577)	—

Net realized gain
Class AAA	(74,970)	—
Class A	(1,588)	—
Class C	(458)	—
Class I	(10,622)	—

	(87,638)	—

Total Distributions to Shareholders	(139,215)	—

Capital Share Transactions:
Class AAA	(1,530,001)	(777,455)
Class A	(36,726)	(14,693)
Class C	20,563	11,306
Class I	593,614	33,546

Net Decrease in Net Assets from Capital Share Transactions	(952,550)	(747,296)

Redemption Fees	544	—

Net Decrease in Net Assets	(1,064,137)	(874,037)
Net Assets:
Beginning of year	11,145,384	12,019,421

End of year (including undistributed net investment income of $0 and $39,854, respectively)	$10,081,247	$11,145,384

See accompanying notes to financial statements.

8

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)		Portfolio Turnover Rate
Class AAA
2015	$23.71	$0.01	$0.05	$0.06	$(0.11)	$(0.21)	$(0.32)		$0.00	$23.45	0.2%	$8,596	0.03%	2.67%	2.02	%(d)(e)	7%
2014	23.99	0.08	(0.36)	(0.28)	—	—	—		—	23.71	(1.2)	10,226	0.33	2.72	2.00		9
2013	20.19	0.02	3.80	3.82	(0.02)	—	(0.02)		—	23.99	18.9	11,121	0.10	2.74	2.00		5
2012	17.67	0.12	2.53	2.65	(0.13)	—	(0.13)		0.00	20.19	15.0	9,651	0.65	2.91	2.00		6
2011	19.57	0.04	(1.89)	(1.85)	(0.05)	—	(0.05)		0.00	17.67	(9.5)	10,258	0.23	2.60	2.01		7
Class A
2015	$23.61	$0.02	$0.03	$0.05	$(0.10)	$(0.21)	$(0.31)		$0.00	$23.35	0.1%	$183	0.08%	2.67%	2.02	%(d)(e)	7%
2014	23.90	0.08	(0.37)	(0.29)	—	—	—		—	23.61	(1.2)	220	0.35	2.72	2.00		9
2013	20.11	0.03	3.78	3.81	(0.02)	—	(0.02)		—	23.90	19.0	238	0.13	2.74	2.00		5
2012	17.61	0.11	2.53	2.64	(0.14)	—	(0.14)		0.00	20.11	15.0	220	0.57	2.91	2.00		6
2011	19.51	0.04	(1.88)	(1.84)	(0.06)	—	(0.06)		0.00	17.61	(9.5)	166	0.22	2.60	2.01		7
Class C
2015	$22.94	$(0.17)	$0.04	$(0.13)	—	$(0.21)	$(0.21)		$0.00	$22.60	(0.6)%	$51	(0.75)%	3.42%	2.77	%(d)(e)	7%
2014	23.40	(0.04)	(0.42)	(0.46)	—	—	—		—	22.94	(2.0)	31	(0.17)	3.46	2.75		9
2013	19.82	(0.14)	3.72	3.58	—	—	—		—	23.40	18.1	19	(0.65)	3.49	2.75		5
2012	17.36	(0.02)	2.48	2.46	$0.00 (b)	—	(0.00	)(b)	—	19.82	14.2	17	(0.12)	3.66	2.75		6
2011	19.32	(0.07)	(1.89)	(1.96)	—	—	—		—	17.36	(10.1)	14	(0.40)	3.35	2.76		7
Class I
2015	$23.87	$0.21	$0.08	$0.29	$(0.24)	$(0.21)	$(0.45)		$0.00	$23.71	1.2%	$1,251	0.88%	2.42%	1.02	%(d)(e)	7%
2014	24.04	0.21	(0.38)	(0.17)	—	—	—		—	23.87	(0.7)	668	0.86	2.46	1.48		9
2013	20.23	0.08	3.81	3.89	(0.08)	—	(0.08)		—	24.04	19.2	641	0.35	2.49	1.75		5
2012	17.70	0.17	2.55	2.72	(0.19)	—	(0.19)		0.00	20.23	15.4	537	0.90	2.66	1.75		6
2011	19.61	0.10	(1.91)	(1.81)	(0.10)	—	(0.10)		0.00	17.70	(9.2)	260	0.55	2.35	1.76		7

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the year ended December 31, 2011. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.75% and 1.75% for Class AAA, Class A, Class C, and Class I, respectively. For the years ended 2015, 2014, 2013, and 2012 the effect of interest expense was minimal.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended December 31, 2015 would have been 2.03%, 2.03%, 2.78%, and 1.03% for Class AAA, Class A, Class C, and Class I, respectively.

(e)

The Fund incurred tax expense during the year ended December 31, 2015. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.00% (Class I), respectively.

See accompanying notes to financial statements.

9

The GAMCO Global Opportunity Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges

10

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. If fair value is adjusted from the local close, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	$970,153	$1,249,330	$2,219,483
Industrials	955,552	834,375	1,789,927
Information Technology	1,234,408	335,777	1,570,185
Consumer Discretionary	375,383	1,016,938	1,392,321
Health Care	67,900	1,075,944	1,143,844
Materials	423,291	368,586	791,877
Financials	—	587,614	587,614
Energy	326,327	—	326,327
Telecommunication Services	195,311	65,611	260,922
Total Common Stocks	4,548,325	5,534,175	10,082,500
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,548,325	$5,534,175	$10,082,500

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2015 or December 31, 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

11

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

12

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase accumulated distributions in excess of net investment income by $146 and decrease accumulated net realized gain on investments and foreign currency transactions by $146.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Distributions paid from:
Ordinary income	$50,253	$13,508
Net long-term capital gains	88,962	—

Total distributions paid	$139,215	$13,508

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$21,446
Net unrealized appreciation on investments and foreign currency translations	4,644,356

Total	$4,665,802

At December 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result

13

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $556,614.

At December 31, 2015, the differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$5,435,820	$4,863,612	$(216,932)	$4,646,680

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2015, the Fund recognized $1,592 in excise tax. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2016, at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2015, the Adviser reimbursed the Fund in the amount of $75,568. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.00% (effective August 25, 2014, 1.75% prior to August 25, 2014) of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The

14

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

agreement is renewable annually. At December 31, 2015, the cumulative amount which the Fund may repay the Adviser is $161,037.

For the year ended December 31, 2014, expiring December 31, 2016	$85,469
For the year ended December 31, 2015, expiring December 31, 2017	75,568

$161,037

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $691,203 and $1,774,835, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $399 to G.research, Inc, an affiliate of the Adviser. Additionally, the Distributor retained a total of $38 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,386.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2015.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2015, there were no borrowings outstanding under the line of credit.

15

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2015 was $13,721 with a weighted average interest rate of 0.97%. The maximum amount borrowed at any time during the year ended December 31, 2015 was $156,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	24,142	$573,496	18,562	$450,515
Shares issued upon reinvestment of distributions	4,671	111,266	—	—
Shares redeemed	(93,536)	(2,214,763)	(50,704)	(1,227,970)

Net decrease	(64,723)	$(1,530,001)	(32,142)	$(777,455)

Class A
Shares sold	1,299	$31,328	1,337	$31,947
Shares issued upon reinvestment of distributions	98	2,328	—	—
Shares redeemed	(2,894)	(70,382)	(1,957)	(46,640)

Net decrease	(1,497)	$(36,726)	(620)	$(14,693)

Class C
Shares sold	1,117	$25,500	903	$20,720
Shares issued upon reinvestment of distributions	20	456	—	—
Shares redeemed	(233)	(5,393)	(393)	(9,414)

Net increase	904	$20,563	510	$11,306

Class I
Shares sold	25,827	$619,046	4,245	$104,869
Shares issued upon reinvestment of distributions	936	22,537	—	—
Shares redeemed	(1,996)	(47,969)	(2,943)	(71,323)

Net increase	24,767	$593,614	1,302	$33,546

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

16

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Opportunity Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

18

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2015, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short and medium-term performance of the Fund against a peer group of global multi-cap growth funds, noting the Fund’s fourth quartile performance for the one, three, and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with and without the expense reimbursement arrangement in effect. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios after waivers were about one-third higher than and the Fund’s size was significantly lower than average within this group and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

19

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

20

The GAMCO Global Opportunity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1993	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 71	Since 1993	10	Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 76	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 80	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 85	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 75	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 81	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Director Age: 70	Since 2004	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

21

The GAMCO Global Opportunity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.105, $0.096, and $0.238 per share for Class AAA, Class A, and Class I Shares, respectively. For the year ended December 31, 2015, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2015 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q415AR

The GAMCO Global Telecommunications Fund

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund decreased 2.5% compared with a decrease of 2.1% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

The U.S. telecommunications sector (although volatile throughout the year) increased 3.6% in 2015, exceeding the 1.4% gain in the Standard & Poor’s 500 Index. The European telecom sector delivered strong 2015 performance with an absolute gain of 12.7% in Euro terms, exceeding the 8.7% gain in the broader European markets. Among the contributing factors to the European telecom sector performance were the improving top line, continued cost cutting, and debt levels declining via free cash flow generation. The MSCI Emerging Markets Index fell by 17.0%, the largest annual decline since 2011. Emerging market stocks were dragged down throughout much of 2015 by the combination of the slowing of the Chinese economy, the collapse in commodity prices, and the fear that higher U.S. interest rates will draw yet more capital from developing economies. Telecom operators in emerging markets did not escape the sell-off. Although all 10 emerging markets industry segments fell in 2015, the leading decliners of 20% or more included telecoms.

Selected holdings that contributed positively to performance in 2015 were: KDDI Corp. (4.8% of net assets as of December 31, 2015) formed in 2000, is Japan’s second largest wireless operator. Japan telecom regulator’s review of the industry (presented in mid-December) did not call for mobile carriers to cut rates (which was a concern following Prime Minister Abe’s comments in September); Cablevision Systems Corp (CVC) (3.2%) provides broadband, television, and phone service to approximately three million subscribers in the New York metropolitan area. An industry pioneer, CVC developed the most advanced cable plant in the country and converted over 70% of its subscribers into triple play (video, phone, and broadband) customers. After years as a potential acquisition candidate, in September 2015 Cablevision agreed to a sale to Altice for $34.90 per share in cash. Also contributing to the Fund’s performance was T-Mobile US Inc. (1.7%) the fourth largest wireless operator in the U.S.; and Cable & Wireless Communications plc. (CWC) (1.0%) a full service communications provider operating in the Caribbean and Panama. On November 16th, Liberty Global made an offer to acquire CWC for total consideration of $8.2 billion, comprised of $2.7 billion in assumed debt and $5.5 billion in equity.

Some of our weaker performing stocks during the year were: American Movil SAB ADR (2.0%) with major operations in Mexico and Brazil. The company remains under pressure from asymmetric rates in Mexico, higher competition in the company’s larger markets, and the challenging macro environment in Latin America. Yahoo Inc. (1.1%) which provides search and display advertising services and Turkcell Iletisim Hizmet ADR. (0.8%) the leading mobile operator in Turkey with operations in the Ukraine, Belarus and the CIS also contributed negatively to the Fund’s performance.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(11/1/93)
Class AAA (GABTX)	(2.48)%	4.39%	4.52%	3.06%	7.34%
MSCI AC World Telecommunication Services Index	(2.08)	5.23	6.14	N/A	N/A
MSCI AC World Index	(2.36)	6.09	4.75	4.15(d)	6.43(d)
Class A (GTCAX)	(2.46)	4.39	4.53	3.07	7.34
With sales charge (b)	(8.06)	3.16	3.91	2.67	7.06
Class C (GTCCX)	(3.18)	3.62	3.74	2.29	6.78
With contingent deferred sales charge (c)	(4.15)	3.62	3.74	2.29	6.78
Class I (GTTIX)	(2.22)	4.66	4.73	3.20	7.44

In the current prospectuses dated April 30, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.61%, 1.61%, 2.36%, and 1.36%, respectively. See page 11 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND (CLASS AAA SHARES)

AND MSCI AC WORLD INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The GAMCO Global Telecommunications Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Telecommunications Fund
Actual Fund Return
Class AAA	$1,000.00	$ 932.20	1.63%	$ 7.94
Class A	$1,000.00	$ 932.00	1.63%	$ 7.94
Class C	$1,000.00	$ 928.60	2.39%	$11.62
Class I	$1,000.00	$ 933.20	1.38%	$ 6.72
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.99	1.63%	$ 8.29
Class A	$1,000.00	$1,016.99	1.63%	$ 8.29
Class C	$1,000.00	$1,013.16	2.39%	$12.13
Class I	$1,000.00	$1,018.25	1.38%	$ 7.02
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The GAMCO Global Telecommunications Fund

Diversified Telecommunications Services	47.8%
Wireless Telecommunications Services	28.2%

Other	24.9%
Other Assets and Liabilities (Net)	(0.9)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Telecommunications Fund

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 100.2%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 47.8%
	Africa/Middle East — 0.4%
29,000	Maroc Telecom	$503,330	$325,875
200,000	Pakistan Telecommunication Co. Ltd.	155,765	31,489

		659,095	357,364

	Asia/Pacific — 4.2%
225,000	Asia Satellite Telecommunications Holdings Ltd.	487,155	282,482
9,600	DiGi.Com Berhad	14,361	12,074
127,500	First Pacific Co. Ltd.	66,567	84,561
4,100	First Pacific Co. Ltd., ADR	3,337	13,571
90,000	PCCW Ltd.	74,681	52,838
22,000	Philippine Long Distance Telephone Co., ADR	309,757	940,500
14,000	PT Telekomunikasi Indonesia, ADR	112,952	621,600
607,000	Singapore Telecommunications Ltd.	459,764	1,571,119
280,000	Telekom Malaysia Berhad	355,221	442,157
1,930,027	True Corp. Public Co. Ltd.†	483,646	359,349
8,075	TT&T Public Co. Ltd., GDR†(a)(b)(c)	100,542	242

		2,467,983	4,380,493

	Europe — 14.1%
190,000	Deutsche Telekom AG, ADR	3,489,549	3,397,200
4,507	Hellenic Telecommunications Organization SA	63,853	45,258
2,000	Hellenic Telecommunications Organization SA, ADR	16,157	9,500
1,700	Iliad SA	187,384	406,447
20,000	Koninklijke KPN NV	52,583	75,899
9,000	Mobistar SA†	188,713	218,405
16,000	Orange SA, ADR	371,497	266,080
50,000	Pharol SGPS SA†	50,410	14,726
40,000	Pharol SGPS SA, ADR†	65,611	9,456
14,000	Proximus SA	428,402	456,437
4,000	Rostelecom PJSC, ADR	82,688	29,548
114,000	Sistema JSFC, GDR	1,461,732	672,600
25,000	Swisscom AG, ADR	628,806	1,250,750
600,000	Telecom Italia SpA†	2,297,309	766,163
14,000	Telecom Italia SpA, ADR†	528,665	177,100
243,131	Telefonica SA, ADR	2,422,725	2,689,029
115,000	Telekom Austria AG	1,252,826	630,259
53,000	Telenor ASA	793,482	887,959
405,000	TeliaSonera AB	1,215,355	2,024,172
214,000	VimpelCom Ltd., ADR	556,400	701,920

		16,154,147	14,728,908

Shares		Cost	Market Value
	Japan — 1.3%
24,000	Nippon Telegraph & Telephone Corp.	$442,005	$965,631
9,000	Nippon Telegraph & Telephone Corp., ADR	191,035	357,660

		633,040	1,323,291

	Latin America — 1.7%
37,415,054	LIME†	499,070	405,414
1,700	Oi SA, ADR†	5,338	788
70,000	Telecom Argentina SA, ADR	282,032	1,124,900
12,205	Telefonica Brasil SA	268,345	104,859
6,221	Telefonica Brasil SA, ADR	44,430	56,176
3,066	Telefonica Brasil SA, Preference	80,331	27,705
7,342	Telefonica SA	120,648	81,665

		1,300,194	1,801,507

	North America — 26.1%
126,974	AT&T Inc.	1,943,876	4,369,175
21,000	Atlantic Tele-Network Inc.	67,274	1,642,830
25,500	CenturyLink Inc.	801,105	641,580
745,000	Cincinnati Bell Inc.†	3,305,336	2,682,000
154,000	EarthLink Holdings Corp.	684,952	1,144,220
60,000	Frontier Communications Corp.	255,654	280,200
50,000	General Communication Inc., Cl. A†	225,330	989,000
75,000	Internap Corp.†	467,448	480,000
73,000	Level 3 Communications Inc.†	1,982,973	3,968,280
15,000	Lumos Networks Corp.	222,487	168,000
29,448	New ULM Telecom Inc.	345,467	214,970
29,500	Shenandoah Telecommunications Co.	178,520	1,269,975
118,514	Telephone & Data Systems Inc.	2,746,532	3,068,327
151,000	Telesites SAB†	114,637	98,479
500	TELUS Corp., New York	5,865	13,825
56,500	TELUS Corp., Toronto	662,776	1,562,254
101,000	Verizon Communications Inc.	3,497,188	4,668,220

		17,507,420	27,261,335

	TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES	38,721,879	49,852,898

	WIRELESS TELECOMMUNICATIONS SERVICES — 27.5%
	Africa/Middle East — 0.7%
40,000	Econet Wireless Zimbabwe Ltd.	20,147	8,400
290,000	Global Telecom Holding SAE, GDR†	1,152,680	377,000
23,000	MTN Group Ltd.	333,466	197,638
175,000	Orascom Telecom Media and Technology Holding SAE, GDR†	384,753	120,750

		1,891,046	703,788

	Asia/Pacific — 3.2%
115,000	Axiata Group Berhad	214,973	171, 690

See accompanying notes to financial statements.

6

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES (Continued)
	Asia/Pacific (Continued)
34,000	China Mobile Ltd., ADR	$414,505	$1,915,220
36,000	China Unicom Hong Kong Ltd., ADR	250,184	434,160
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	63	231
240,000	PT Indosat Tbk†	38,552	95,756
22,000	SK Telecom Co. Ltd., ADR	424,743	443,300
4,000	SoftBank Group Corp.	227,330	204,301
40,000	TIME dotCom Berhad	81,175	70,805

		1,651,525	3,335,463

	Europe — 6.4%
14,000	Bouygues SA	410,935	556,017
950,000	Cable & Wireless Communications plc	566,695	1,040,570
11,000	MegaFon PJSC, GDR	161,698	128,150
29,500	Millicom International Cellular SA, SDR	2,343,369	1,700,152
16,000	Mobile TeleSystems PJSC, ADR	149,975	98,880
102,000	Turkcell Iletisim Hizmetleri A/S, ADR	1,942,318	865,980
47,500	Vivendi SA	1,458,454	1,025,191
39,000	Vodafone Group plc, ADR	1,789,348	1,258,140

		8,822,792	6,673,080

	Japan — 5.9%
190,000	KDDI Corp.	1,469,787	4,985,731
55,000	NTT DoCoMo Inc.	861,811	1,136,653

		2,331,598	6,122,384

	Latin America — 2.5%
151,000	America Movil SAB de CV, Cl. L, ADR	544,888	2,123,060
200,000	Tim Participacoes SA	726,644	346,793
18,156	Tim Participacoes SA, ADR	397,815	153,963

		1,669,347	2,623,816

	North America — 8.8%
25,000	NTELOS Holdings Corp.†	113,267	228,500
64,000	Rogers Communications Inc., Cl. B	282,806	2,205,440
116,000	Sprint Corp.†	708,116	419,920
44,500	T-Mobile US Inc.†	822,484	1,740,840
112,200	United States Cellular Corp.†	5,244,996	4,578,882

		7,171,669	9,173,582

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	23,537,977	28,632,113

Shares		Cost	Market Value
	OTHER — 24.9%
	Africa/Middle East — 0.0%
1,008	Kingdom Financial Holdings Ltd., Cl. L	$0	$0
504	Meikles Ltd.	203	43

		203	43

	Asia/Pacific — 0.9%
68,000	C.P. Pokphand Co. Ltd., ADR	52,895	179,867
27,360	Cheung Kong Property Holdings Ltd.	150,629	177,927
15,000	CJ Hellovision Co. Ltd.	171,654	162,147
27,360	CK Hutchison Holdings Ltd.	245,763	369,269
250,000	Dagang NeXchange Berhad†	105,104	14,557

		726,045	903,767

	Europe — 7.4%
45,000	G4S plc	0	149,595
52,000	GN Store Nord A/S	370,329	948,800
1,224	Gusbourne plc†	1,210	1,029
20,500	InterXion Holding NV†	295,919	618,075
4,600	Kinnevik Investment AB, Cl. A	116,764	143,589
78,000	Kinnevik Investment AB, Cl. B	1,947,375	2,420,911
14,000	Liberty Global plc, Cl. A†	294,943	593,040
47,500	Liberty Global plc, Cl. C†	504,600	1,936,575
700	Liberty Global plc LiLAC, Cl. A†	12,289	28,959
5,550	Liberty Global plc LiLAC, Cl. C†	161,662	238,650
27,000	NOS SGPS SA	191,638	212,615
18,035	PostNL NV, ADR†	215,936	67,451
3,000	Rocket Internet SE†	76,040	92,070
13,000	Telecity Group plc	149,186	240,517
20,000	Telegraaf Media Groep NV†	423,363	81,507
12,000	Waterloo Investment Holdings Ltd.†	1,432	480

		4,762,686	7,773,863

	Japan — 0.3%
65,000	Furukawa Electric Co. Ltd.	278,466	138,982
15,000	Tokyo Broadcasting System Holdings Inc.	237,742	240,859

		516,208	379,841

	Latin America — 0.4%
14,000	Grupo Televisa SAB, ADR	328,529	380,940
900	Marlowe Holdings Ltd.†	521	1,824

		329,050	382,764

	North America — 15.9%
130	Alphabet Inc., Cl. A†	28,068	101,141
5,500	AMC Networks Inc., Cl. A†	133,859	410,740
1,200	Ascent Capital Group Inc., Cl. A†	20,322	20,064
103,500	Cablevision Systems Corp., Cl. A	1,639,899	3,301,650
7,400	Cogeco Inc.	144,351	274,084
12,000	Comcast Corp., Cl. A	235,713	677,160

See accompanying notes to financial statements.

7

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	North America (Continued)
13,000	Communications Sales & Leasing Inc.†	$334,799	$242,970
16,500	CyrusOne Inc.	308,323	617,925
6,000	Discovery Communications Inc., Cl. C†	161,870	151,320
59,000	DISH Network Corp., Cl. A†	1,290,371	3,373,620
11,000	EchoStar Corp., Cl. A†	311,530	430,210
3,425	Equinix Inc.	318,174	1,035,720
52,000	Gogo Inc.†	911,311	925,600
3,125	Liberty Broadband Corp., Cl. A†	9,703	161,406
5,167	Liberty Broadband Corp., Cl. C†	70,498	267,961
12,000	Liberty Interactive Corp. QVC Group, Cl. A†	116,973	327,840
12,500	Liberty Media Corp., Cl. A†	29,110	490,625
15,000	Liberty Media Corp., Cl. C†	42,140	571,200
1,706	Liberty Ventures, Cl. A†	20,642	76,958
16,500	MSG Networks Inc., Cl. A†	104,028	343,200
5,000	Rackspace Hosting Inc.†	149,705	126,600
5,500	The Madison Square Garden Co, Cl. A†	267,500	889,900
1,500	Time Warner Cable Inc.	145,642	278,385
4,000	Time Warner Inc.	124,256	258,680
2,000	Twenty-First Century Fox Inc., Cl. B	18,524	54,460
35,000	Yahoo! Inc.†	788,924	1,164,100

		7,726,235	16,573,519

	TOTAL OTHER	14,060,427	26,013,797

	TOTAL COMMON STOCKS	76,320,283	104,498,808

	WARRANTS — 0.7%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.7%
	Asia/Pacific — 0.7%
151,500	Bharti Airtel Ltd., expire 08/04/16†(a)	723,367	779,557

	TOTAL INVESTMENTS — 100.9%	$77,043,650	105,278,365

	Other Assets and Liabilities (Net) — (0.9)%		(962,646)

	NET ASSETS — 100.0%		$104,315,719

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of Rule 144A securities amounted to $779,799 or 0.75% of net assets.

(b)	Illiquid security.
(c)	At December 31, 2015, the Fund held an investment in a restricted security amounting to $242 or 0.00% of net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/15 Carrying Value Per Share
8,075	TT&T Public Co. Ltd., GDR	03/31/94	$ 100,542	$0.0300

†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	50.4%	$53,008,436
Europe	27.7	29,175,851
Asia/Pacific	8.9	9,399,280
Japan	7.4	7,825,516
Latin America	4.6	4,808,087
Africa/Middle East	1.0	1,061,195

	100.0%	$105,278,365

See accompanying notes to financial statements.

8

The GAMCO Global Telecommunications Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $77,043,650)	$105,278,365
Cash	11,827
Receivable for Fund shares sold	140
Dividends receivable	144,144
Prepaid expenses	31,316

Total Assets	105,465,792

Liabilities:
Payable for Fund shares redeemed	301,453
Payable for investment advisory fees	90,197
Payable for distribution fees	22,380
Payable for accounting fees	7,500
Line of credit payable	646,000
Deferred tax liabilities	972
Other accrued expenses	81,571

Total Liabilities	1,150,073

Net Assets (applicable to 4,897,438 shares outstanding)	$104,315,719

Net Assets Consist of:
Paid-in capital	$77,254,925
Accumulated distributions in excess of net investment income	(278,916)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(888,225)
Net unrealized appreciation on investments (a)	28,233,743
Net unrealized depreciation on foreign currency translations	(5,808)

Net Assets	$104,315,719

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($101,187,216 ÷ 4,749,842 shares outstanding; 150,000,000 shares authorized)	$21.30

Class A:
Net Asset Value and redemption price per share ($845,971 ÷ 39,732 shares outstanding; 50,000,000 shares authorized)	$21.29

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$22.59

Class C:
Net Asset Value and offering price per share ($440,577 ÷ 21,274 shares outstanding; 50,000,000 shares authorized)	$20.71 (b)

Class I:
Net Asset Value, offering, and redemption price per share ($1,841,955 ÷ 86,590 shares outstanding; 50,000,000 shares authorized)	$21.27

(a)	Includes deferred Thailand capital gains tax of $972.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $253,709)	$3,134,950
Interest	5,081

Total Investment Income	3,140,031

Expenses:
Investment advisory fees	1,159,327
Distribution fees - Class AAA	281,262
Distribution fees - Class A	2,547
Distribution fees - Class C	5,458
Shareholder services fees	123,055
Shareholder communications expenses	70,491
Custodian fees	60,699
Registration expenses	47,166
Accounting fees	45,000
Legal and audit fees	40,615
Directors’ fees	34,177
Interest expense	1,394
Miscellaneous expenses	20,584

Total Expenses	1,891,775

Less:
Expenses paid indirectly by broker (See Note 6)	(3,047)

Net Expenses	1,888,728

Net Investment Income	1,251,303

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	6,357,935
Net realized loss on foreign currency transactions	(27,393)

Net realized gain on investments and foreign currency transactions	6,330,542

Net change in unrealized appreciation/depreciation: on investments (a)	(10,046,159)
on foreign currency translations	(2,521)

Net change in unrealized appreciation on investments and foreign currency translations	(10,048,680)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(3,718,138)

Net Decrease in Net Assets Resulting from Operations	$(2,466,835)

See accompanying notes to financial statements.

9

The GAMCO Global Telecommunications Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$1,251,303	$1,880,939
Net realized gain on investments and foreign currency transactions	6,330,542	4,876,020
Net change in unrealized appreciation on investments and foreign currency translations	(10,048,680)	(9,559,382)

Net Decrease in Net Assets Resulting from Operations	(2,466,835)	(2,802,423)

Distributions to Shareholders:
Net investment income
Class AAA	(1,212,005)	(1,873,318)
Class A	(10,098)	(17,175)
Class C	(1,282)	(4,514)
Class I	(31,290)	(30,082)

	(1,254,675)	(1,925,089)

Net realized gain
Class AAA	(6,593,997)	(2,652,047)
Class A	(55,839)	(24,549)
Class C	(29,761)	(14,064)
Class I	(138,177)	(36,335)

	(6,817,774)	(2,726,995)

Return of capital
Class AAA	(25,078)	—
Class A	(209)	—
Class C	(27)	—
Class I	(647)	—

	(25,961)	—

Total Distributions to Shareholders	(8,098,410)	(4,652,084)

Capital Share Transactions:
Class AAA	(4,466,759)	(14,414,703)
Class A	(188,139)	(507,286)
Class C	(138,533)	(157,933)
Class I	414,193	(54,318)

Net Decrease in Net Assets from Capital Share Transactions	(4,379,238)	(15,134,240)

Redemption Fees	288	1,094

Net Decrease in Net Assets	(14,944,195)	(22,587,653)
Net Assets:
Beginning of year	119,259,914	141,847,567

End of year (including undistributed net investment income of $0 and $0,respectively)	$104,315,719	$119,259,914

See accompanying notes to financial statements.

10

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses		Portfolio Turnover Rate
Class AAA
2015	$23.63	$0.26	$(0.82)	$(0.56)	$(0.27)	$(1.49)	$(0.01)	$(1.77)	$0.00	$21.30	(2.5)%	$101,187	1.08%	1.63	%(c)	5%
2014	24.85	0.35	(0.66)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.63	(1.3)	115,860	1.43	1.61		3
2013	20.20	0.37	4.65	5.02	(0.37)	—	—	(0.37)	0.00	24.85	24.9	137,545	1.66	1.64		3
2012	18.60	0.33	1.64	1.97	(0.37)	—	—	(0.37)	0.00	20.20	10.6	117,767	1.71	1.70		2
2011	20.43	0.41	(1.79)	(1.38)	(0.45)	—	—	(0.45)	0.00	18.60	(6.7)	123,919	1.99	1.61		5
Class A
2015	$23.61	$0.26	$(0.81)	$(0.55)	$(0.27)	$(1.49)	$(0.01)	$(1.77)	$0.00	$21.29	(2.5)%	$846	1.08%	1.63	%(c)	5%
2014	24.83	0.39	(0.70)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.61	(1.3)	1,114	1.53	1.61		3
2013	20.19	0.36	4.65	5.01	(0.37)	—	—	(0.37)	0.00	24.83	24.8	1,678	1.61	1.64		3
2012	18.59	0.32	1.65	1.97	(0.37)	—	—	(0.37)	0.00	20.19	10.6	1,290	1.65	1.70		2
2011	20.42	0.45	(1.84)	(1.39)	(0.44)	—	—	(0.44)	0.00	18.59	(6.8)	1,374	2.17	1.61		5
Class C
2015	$22.98	$0.08	$(0.79)	$(0.71)	$(0.06)	$(1.49)	$(0.01)	$(1.56)	$0.00	$20.71	(3.2)%	$441	0.36%	2.38	%(c)	5%
2014	24.17	0.19	(0.67)	(0.48)	(0.18)	(0.53)	—	(0.71)	0.00	22.98	(2.0)	621	0.76	2.36		3
2013	19.64	0.20	4.50	4.70	(0.17)	—	—	(0.17)	0.00	24.17	23.9	814	0.92	2.39		3
2012	18.10	0.19	1.58	1.77	(0.23)	—	—	(0.23)	0.00	19.64	9.8	815	0.99	2.45		2
2011	19.88	0.25	(1.73)	(1.48)	(0.30)	—	—	(0.30)	0.00	18.10	(7.4)	843	1.27	2.36		5
Class I
2015	$23.60	$0.30	$(0.79)	$(0.49)	$(0.34)	$(1.49)	$(0.01)	$(1.84)	$0.00	$21.27	(2.2)%	$1,842	1.26%	1.38	%(c)	5%
2014	24.83	0.37	(0.62)	(0.25)	(0.45)	(0.53)	—	(0.98)	0.00	23.60	(1.1)	1,665	1.45	1.36		3
2013	20.18	0.43	4.64	5.07	(0.42)	—	—	(0.42)	0.00	24.83	25.2	1,811	1.94	1.39		3
2012	18.58	0.39	1.63	2.02	(0.42)	—	—	(0.42)	0.00	20.18	10.9	1,016	1.96	1.45		2
2011	20.41	0.44	(1.77)	(1.33)	(0.50)	—	—	(0.50)	0.00	18.58	(6.5)	504	2.17	1.36		5

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

11

The GAMCO Global Telecommunications Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

12

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$4,020,902	$359,349	$242	$4,380,493
Other Regions (a)	45,472,405	—	—	45,472,405
WIRELESS TELECOMMUNICATIONS SERVICES
Africa/Middle East	695,388	8,400	—	703,788
Other Regions (a)	27,928,325	—	—	27,928,325
OTHER
Africa/Middle East	—	—	43	43
Asia/Pacific	561,753	342,014	—	903,767
Europe	7,772,354	1,029	480	7,773,863
Latin America(a)	380,940	—	1,824	382,764
Other Regions (a)	16,953,360	—	—	16,953,360
Total Common Stocks	103,785,427	710,792	2,589	104,498,808
Warrants (a)	—	779,557	—	779,557
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$103,785,427	$1,490,349	$2,589	$105,278,365

(a)   Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

13

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

14

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2015, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund.

15

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

For the year ended December 31, 2015, reclassifications were made to decrease accumulated distributions in excess of net investment income by $21,113 and increase accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $53,729, with an offsetting entry made to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$1,254,675	$1,922,181
Net long term capital gains	6,817,774	2,729,903
Return of Capital	25,961	—

Total distributions paid	$8,098,410	$4,652,084

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$27,060,794

Total	$27,060,794

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments no longer considered a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$78,210,792	$52,900,326	$(25,832,753)	$27,067,573

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

16

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $5,171,639 and $15,643,963, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $9,411 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $1,025 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,047.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2015, there was $646,000 outstanding under the line of credit.

17

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2015 was $83,112 with a weighted average interest rate of 1.16%. The maximum amount borrowed at any time during the year ended December 31, 2015 was $3,161,000.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	268,069	$6,470,129	898,354	$22,616,057
Shares issued upon reinvestment of distributions	343,926	7,428,803	180,409	4,308,183
Shares redeemed	(765,725)	(18,365,691)	(1,709,727)	(41,338,943)

Net decrease	(153,730)	$(4,466,759)	(630,964)	$(14,414,703)

Class A
Shares sold	1,631	$39,509	9,650	$234,172
Shares issued upon reinvestment of distributions	2,434	52,540	1,395	33,285
Shares redeemed	(11,497)	(280,188)	(31,457)	(774,743)

Net decrease	(7,432)	$(188,139)	(20,412)	$(507,286)

Class C
Shares sold	797	$18,779	2,301	$54,683
Shares issued upon reinvestment of distributions	1,438	30,192	586	13,606
Shares redeemed	(7,981)	(187,504)	(9,527)	(226,222)

Net decrease	(5,746)	$(138,533)	(6,640)	$(157,933)

Class I
Shares sold	49,634	$1,207,582	31,248	$779,755
Shares issued upon reinvestment of distributions	5,641	121,680	2,167	51,691
Shares redeemed	(39,247)	(915,069)	(35,803)	(885,764)

Net increase/decrease	16,028	$414,193	(2,388)	$(54,318)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The GAMCO Global Telecommunications Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Telecommunications Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

19

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2015, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global telecommunications funds, noting that the Fund’s performance was in the third quartile in its peer group for the one and three year periods and the fourth quartile for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of global telecommunication funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratio was above average and the Fund’s size was above average within this group. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was satisfactory. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

20

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

21

The GAMCO Global Telecommunications Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Telecommunications Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1993	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 71	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 76	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 80	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 85	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder, MD Director Age: 75	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 81	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 70	Since 2004	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

22

The GAMCO Global Telecommunications Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

23

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Evan D. Miller, CFA, joined G.research, LLC in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an M.B.A. in Finance from the University of Chicago and a B.A. in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, LLC in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and a Master’s of Business Administration at the Wharton School of the University of Pennsylvania.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.265, $0.260, $0.055, and $0.328, per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $6,817,774, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2015, 43.72% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2015, the Fund passed through foreign tax credits of $0.047, $0.047, $0.047, and $0.047 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2015 which was derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q415AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $99,900 for 2014 and $102,801 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,000 for 2014 and $14,400 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,145 for 2014 and $34,038 for 2015. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $48,145 for 2014 and $48,438 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/2016

* Print the name and title of each signing officer under his or her signature.